UNITED STATES SECURITIES AND EXCHANGE COMMISSION *
                             Washington, D.C. 20549

                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: April 3, 2000

                          CENTENARY INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

      Nevada                              000-23851               86-0874841
(State or other jurisdiction       (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)

                      Reconquista 656, Third Floor, Suite B
                          Buenos Aires, Argentina 1003
                    (Address of principal executive offices)

                           54-11-4312-7075 (Argentina)
              (Registrant's telephone number, including area code)

            692 Madison Avenue, Third Floor, New York, NY      10021
                                (Former Address)

Item  4.          Changes  in  Registrant's  Certifying  Accountant

     Grant Thornton audited our financial statements for the years ended December 31, 1998 and 1997. Grant Thornton resigned on April 3, 2000. Grant Thornton has not performed any significant services for us since March 2, 1999, which was date of the completion of the audit on the financial statements as of December 31, 1998. We are presently selecting a new independent auditor at this time.

     There were no disagreements between us and Grant Thornton whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with their report. We have authorized Grant Thornton to respond fully to inquiries from our new independent auditor regarding the disclosure in this Form 8-K.

     The report of Grant Thornton for the years ended December 31, 1998 and 1997 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 1998 and 1997 and since then, Grant Thornton has not advised us that any of the following exist or are applicable:

     (1) That the internal controls necessary for us to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

     (2) That we need to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with our financial statements for the foregoing reasons or any other reason; or

     (3) That they have advised us that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     We have not consulted any independent auditor regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements or any other financial presentation whatsoever.

     We have asked Grant Thornton to provide us with a letter pursuant to Regulation S-K Item 304 as to whether Grant Thornton agrees with the disclosure in this Form 8-K.

     We will provide the disclosure in this Form 8-K to our new independent auditor and we will give our them an opportunity to provide a letter addressed to the Securities and Exchange Commission.

Item  7.     Financial  Statements  and  Exhibits

(1)     Financial  Statements

None.

(2)     Exhibit  16.1  B  Letter  from  Grant  Thornton:



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Centenary  International  Corp.


                               -------------------------------------------------
April  12,  2000               By:  /s/   Hector  A.  Patron  Costas
                                          Hector  A.  Patron-Costas
                                          Director,  Chairman,
                                          Secretary, and Chief Financial Officer